Exhibit 32

Certification by Chief Executive Officer of Quarterly Report

CERTIFICATION OF QUARTERLY REPORT

I, Robert K. Lifton, Chairman and Chief Executive Officer of Medis Technologies Ltd. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 6, 2003

/s/ ROBERT K. LIFTON
Robert K. Lifton
Chairman and Chief Executive Officer

Certification by Chief Financial Officer of Quarterly Report

CERTIFICATION OF QUARTERLY REPORT

I, Israel Fisher, Chief Financial Officer of Medis Technologies Ltd. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 6, 2003

/s/ ISRAEL FISHER
Israel Fisher
Chief Financial Officer